                                                                    EXHIBIT 25.1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an application to determine eligibility of a Trustee pursuant to section 305(b) (2)

                               NATIONAL CITY BANK
              (Exact name of Trustee as specified in its charter)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

                1900 East Ninth Street
                Cleveland,  Ohio                         44114
                (Address of principal executive          (zip code)
                offices)

                David L. Zoeller
                Senior Vice President and General Counsel
                National City Corporation
                1900 East Ninth Street
                Cleveland, Ohio  44114
                (216) 575-9313
                (Name, address and telephone number of agent for service)

                                MANOR CARE, INC.
               (Exact name of obligor as specified in its charter)

                          DELAWARE                               34-1687107
               (State or other jurisdiction of             (I.R.S. Employer
               incorporation or organization)              Identification No.)

               333 North Summit Street
               Toledo, Ohio  43604
               Attn: Mr.Paul Ormond, CEO
               (Address of principal      (zip code)
               executive offices)
         SEE TABLE OF ADDITIONAL CO-REGISTRANTS INCLUDED IN THIS REGISTRATION

                  8% Senior Notes due 2008

                       TABLE OF ADDITIONAL CO-REGISTRANTS

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      (STATE OR OTHER  JURISDICTION      (I.R.S. EMPLOYER
                   ITS CHARTER)                            OF INCORPORATION OR          IDENTIFICATION NO.)
                                                              ORGANIZATION)
------------------------------------------------              -------------             -------------------
ALBUQUERQUE ARDEN, LLC                                          Delaware                    52-2118781
AMERICAN HOSPITAL BUILDING CORPORATION                          Delaware                    52-0985621
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.             Illinois                    53-1352950
AMERICANA HEALTHCARE CORPORATION OF GEORGIA                      Georgia                    37-1087694
AMERICANA HEALTHCARE CORPORATION OF NAPLES                       Florida                    37-1087695
ANCILLARY SERVICES MANAGEMENT, INC.                               Ohio                       34-163874
ANCILLARY SERVICES, LLC                                         Delaware                    52-2166500
ANNANDALE ARDEN, LLC                                            Delaware                    52-2111069
ARCHIVE ACQUISITION, INC.                                       Maryland                    52-1840315
ARCHIVE RETRIEVAL SYSTEMS, INC.                                 Maryland                    52-1734402
BAILY NURSING HOME, INC.                                      Pennsylvania                  23-1674218
BAINBRIDGE ARDEN, LLC                                           Delaware                    52-2098028
BATH ARDEN, LLC                                                 Delaware                    52-2099206
BINGHAM FARMS ARDEN, LLC                                        Delaware                    52-2106495
BIRCHWOOD MANOR, INC.                                           Michigan                    38-1719951
BLUE RIDGE REHABILITATION SERVICES, INC.                        Virginia                    54-1508699
BOOTH LIMITED PARTNERSHIP                                        Florida                    37-1080797
CANTERBURY VILLAGE, INC.                                        Michigan                    38-2032536
CHARLES MANOR, INC.                                             Maryland                    52-0902287
CHESAPEAKE MANOR, INC.                                          Maryland                    52-0902288
CLAIRE BRIDGE OF ANDERSON, LLC                                  Delaware                    39-1973297
CLAIRE BRIDGE OF AUSTIN, LLC                                    Delaware                    39-1973318
CLAIRE BRIDGE OF KENWOOD, LLC                                   Delaware                    39-1973322
CLAIRE BRIDGE OF SAN ANTONIO, LLC                               Delaware                    39-1973324
CLAIRE BRIDGE OF SUSQUEHANNA, LLC                               Delaware                    39-1973366
CLAIRE BRIDGE OF WARMINSTER, LLC                                Delaware                    39-1973327

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN   (STATE OR OTHER  JURISDICTION     (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR         IDENTIFICATION NO.)
                                                           ORGANIZATION)
------------------------------------------------           -------------            -------------------

COLEWOOD LIMITED PARTNERSHIP                                 Maryland                   52-1335634
COLONIE ARDEN, LLC                                           Delaware                   52-2130894
CRESTVIEW HILLS ARDEN, LLC                                   Delaware                   52-2092155
DEKALB HEALTHCARE CORPORATION                                Delaware                   37-1019112
DEVON MANOR CORPORATION                                    Pennsylvania                 23-2093337
DISTCO, INC.                                                 Maryland                   52-0853907
DIVERSIFIED REHABILITATION SERVICES, INC.                    Michigan                   38-2690352
DONAHOE MANOR, INC.                                        Pennsylvania                 25-1147049
EAST MICHIGAN CARE CORPORATION                               Michigan                   38-1747681
EMERSON SPRINGHOUSE, LLC                                     Delaware                   52-2099201
EXECUTIVE ADVERTISING, INC.                                  Maryland                   52-0912751
EYE-Q NETWORK, INC.                                            Ohio                     34-1760305
FIRST LOUISVILLE ARDEN, LLC                                  Delaware                   52-2092159
FOUR SEASONS NURSING CENTERS, INC.                           Delaware                   73-0783484
FRESNO ARDEN, LLC                                            Delaware                   52-2098630
GENEVA ARDEN, LLC                                            Delaware                   52-2124930
GEORGIAN BLOOMFIELD, INC.                                    Michigan                   38-1982410
GREENVIEW MANOR, INC.                                        Michigan                   38-6062040
HANOVER ARDEN, LLC                                           Delaware                   52-2098633
HCR ACQUISITION CORPORATION                                    Ohio                     34-1848444
HCR HOME HEALTH CARE AND HOSPICE, INC.                         Ohio                     34-1787978
HCR HOSPITAL HOLDING COMPANY, INC.                            Nevada                    92-2038485
HCR HOSPITAL, LLC                                             Nevada                    91-2039256
HCR INFORMATION CORPORATION                                    Ohio                     31-1494764
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.               Florida                   65-0666550
HCR MANORCARE MESQUITE, L.P.                                 Delaware                   52-2229490
HCR PHYSICIAN MANAGEMENT SERVICES, INC.                       Florida                   58-2242001
HCR REHABILITATION CORP.                                       Ohio                     34-1720345

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN   (STATE OR OTHER  JURISDICTION  (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR       IDENTIFICATION NO.)
                                                         ORGANIZATION)
------------------------------------------------         -------------          -------------------
HCRA OF TEXAS, INC.                                          Texas                 74-2788668
HCRC INC.                                                  Delaware                22-2784172
HEALTH CARE AND RETIREMENT CORPORATION OF
AMERICA                                                      Ohio                  34-4402510
HEALTHCARE CONSTRUCTION CORP.                           North Carolina             52-1519915
HEARTLAND CAREPARTNERS, INC.                                 Ohio                  34-1838217
HEARTLAND EMPLOYMENT SERVICES, INC.                          Ohio                  34-1903270
HEARTLAND HOME CARE, INC.                                    Ohio                  34-1787895
HEARTLAND HOME HEALTH CARE SERVICES, INC.                    Ohio                  34-1787967
HEARTLAND HOSPICE SERVICES, INC.                             Ohio                  34-1788398
HEARTLAND MANAGEMENT SERVICES, INC.                          Ohio                  34-1808700
HEARTLAND MEDICAL INFORMATION SERVICES, INC.                 Ohio                  31-1488831
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.          Florida                59-2504386
HEARTLAND REHABILITATION SERVICES, INC.                      Ohio                  34-1280619
HEARTLAND SERVICES CORP.                                     Ohio                  34-1760503
HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT
PHYSICAL THERAPY PROFESSIONAL ASSOCIATES,
INC.                                                      New Jersey               22-2137595
HGCC OF ALLENTOWN, INC.                                    Tennessee               23-2244532
IN HOME HEALTH, INC.                                       Minnesota               41-1458213
INDUSTRIAL WASTES, INC.                                  Pennsylvania              25-1264509
IONIA MANOR, INC.                                          Michigan                38-1749970
JACKSONVILLE HEALTHCARE CORPORATION                        Delaware                37-1069936
JEFFERSON ARDEN, LLC                                       Delaware                52-2111068
KANSAS SKILLED NURSING, LLC                                Delaware                52-2124929
KENSINGTON MANOR, INC.                                      Florida                59-1289690
KENWOOD ARDEN, LLC                                         Delaware                52-2116657
KNOLLVIEW MANOR, INC.                                      Michigan                38-1724149
LAKE ZURICH ARDEN, LLC                                     Delaware                52-2098619
LAURELDALE ARDEN, LLC                                      Delaware                52-2124931
LEADER NURSING AND REHABILITATION CENTER
OF BETHEL PARK, INC.                                       Delaware                52-1462046

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN   (STATE OR OTHER  JURISDICTION  (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR       IDENTIFICATION NO.)
                                                         ORGANIZATION)
------------------------------------------------         -------------          -------------------
LEADER NURSING AND REHABILITATION CENTER OF
GLOUCESTER, INC.                                           Maryland                52-1352949
LEADER NURSING AND REHABILITATION CENTER OF SCOTT
TOWNSHIP, INC.                                             Delaware                52-1462056
LEADER NURSING AND REHABILITATION CENTER OF
VIRGINIA INC.                                              Virginia                52-1363206
LEXINGTON ARDEN, LLC                                       Delaware                52-2092157
LINCOLN HEALTH CARE, INC.                                    Ohio                  34-1352822
LINWOOD ARDEN, LLC                                         Delaware                52-2098962
LIVONIA ARDEN, LLC                                         Delaware                52-2104704
MANOR CARE AVIATION, INC.                                  Delaware                52-1462072
MANOR CARE MANAGEMENT CORPORATION                          Delaware                52-2004467
MANOR CARE OF AKRON, INC.                                    Ohio                  52-0970447
MANOR CARE OF AMERICA, INC                                 Delaware                52-1200376
MANOR CARE OF ARIZONA, INC.                                Delaware                52-1751861
MANOR CARE OF ARLINGTON, INC.                              Virginia                52-1067426
MANOR CARE OF BOCA RATON, INC.                              Florida                52-1297340
MANOR CARE OF BOYNTON BEACH, INC.                           Florida                52-1288882
MANOR CARE OF CANTON, INC.                                   Ohio                  52-1019576
MANOR CARE OF CENTERVILLE, INC                             Delaware                52-1933544
MANOR CARE OF CHARLESTON, INC.                          South Carolina             52-1187059
MANOR CARE OF CINCINNATI, INC.                               Ohio                  52-0943592
MANOR CARE OF COLUMBIA, INC.                            South Carolina             52-0940578
MANOR CARE OF DARIEN, INC.                                Connecticut              52-1934884
MANOR CARE OF DELAWARE COUNTY, INC.                        Delaware                52-1916053
MANOR CARE OF DUNEDIN, INC.                                 Florida                52-1252397
MANOR CARE OF FLORIDA, INC.                                 Florida                52-1479084
MANOR CARE OF HINSDALE, INC.                               Illinois                52-0970446
MANOR CARE OF KANSAS, INC.                                 Delaware                52-1462071
MANOR CARE OF KINGSTON COURT, INC.                       Pennsylvania              52-1314648
MANOR CARE OF LARGO, INC.                                  Maryland                52-1065213

EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN    (STATE OR OTHER  JURISDICTION  (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR       IDENTIFICATION NO.)
                                                         ORGANIZATION)
-----------------------------------------------          -------------          -------------------
MANOR CARE OF LEXINGTON, INC.                           South Carolina             52-1048770
MANOR CARE OF MEADOW PARK, INC.                           Washington               52-1339998
MANOR CARE OF MIAMISBURG, INC                              Delaware                52-1708219
MANOR CARE OF NORTH OLMSTEAD, INC.                           Ohio                  52-0970448
MANOR CARE OF PINEHURST, INC.                           North Carolina             52-1069744
MANOR CARE OF PLANTATION, INC.                              Florida                52-1383874
MANOR CARE OF ROLLING MEADOWS, INC.                        Illinois                52-1077856
MANOR CARE OF ROSSVILLE, INC.                              Maryland                52-1077857
MANOR CARE OF SARASOTA, INC.                                Florida                52-1252364
MANOR CARE OF WILLOUGHBY, INC.                               Ohio                  52-0970449
MANOR CARE OF WILMINGTON, INC.                             Delaware                52-1252362
MANOR CARE OF YORK (NORTH), INC.                         Pennsylvania              52-1314645
MANOR CARE OF YORK (SOUTH), INC.                         Pennsylvania              52-1314644
MANOR CARE PROPERTIES, INC.                                Delaware                52-2061834
MANOR LIVING CENTERS, INC.                                 Delaware                52-1465781
MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.           Delaware                52-2055100
MANORCARE HEALTH SERVICES OF GEORGIA, INC.                 Delaware                52-2055102
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY,        Pennsylvania              52-2004471
INC.
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.                Delaware                52-2002773
MANORCARE HEALTH SERVICES, INC.                            Delaware                52-0886946
MARINA VIEW MANOR, INC.                                    Wisconsin               39-1164707
MCHS OF NEW YORK, INC.                                     New York                52-2071500
MEDICAL AID TRAINING SCHOOLS, INC.                         Delaware                52-0963178
MEDI-SPEECH SERVICE, INC.                                  Michigan                38-2343280
MEMPHIS ARDEN, LLC                                         Delaware                52-2098029
MESQUITE HOSPITAL, LLC                                     Delaware                52-2229486
METUCHEN ARDEN, LLC                                        Delaware                52-2098964
MIDDLETOWN ARDEN, LLC                                      Delaware                52-2098965

EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN    (STATE OR OTHER  JURISDICTION  (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR       IDENTIFICATION NO.)
                                                         ORGANIZATION)
-----------------------------------------------          -------------          -------------------
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.               New Jersey               22-2575292
MILESTONE HEALTH SYSTEMS, INC.                               Texas                 75-2245197
MILESTONE HEALTHCARE, INC.                                 Delaware                75-2592398
MILESTONE REHABILITATION SERVICES, INC.                      Texas                 75-2190857
MILESTONE STAFFING SERVICES, INC.                            Texas                 74-2963093
MILESTONE THERAPY SERVICES, INC.                             Texas                 75-2406307
MNR FINANCE CORP.                                          Delaware                51-0348281
MONROE ARDEN, LLC                                          Delaware                52-2098969
MOORESTOWN ARDEN, LLC                                      Delaware                52-2098971
MRC REHABILITATION, INC.                                    Florida                59-3357644
MRS, INC.                                                  Delaware                52-1164725
NAPA ARDEN, LLC                                            Delaware                52-2108866
NASHVILLE ARDEN, LLC                                       Delaware                52-2111070
NEW MANORCARE HEALTH SERVICES, INC.                        Delaware                52-2053999
NISHAYUNA ARDEN, LLC                                       Delaware                52-2107731
OVERLAND PARK ARDEN, LLC                                   Delaware                52-2099492
OVERLAND PARK SKILLED NURSING, LLC                         Delaware                52-2098627
PEAK REHABILITATION, INC.                                  Delaware                52-1833202
PERRYSBURG PHYSICAL THERAPY, INC                             Ohio                  34-1363071
PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY, INC.            Florida                59-3377552
PNEUMATIC CONCRETE, INC.                                   Tennessee               62-0716951
PORTFOLIO ONE, INC.                                       New Jersey               22-1604502
REHABILITATION ADMINISTRATION CORPORATION                  Kentucky                61-1295825
REHABILITATION ASSOCIATES, INC.                           New Jersey               22-3290567
REHABILITATION SERVICES OF ROANOKE, INC.                   Virginia                54-0993013
REINBOLT & BURKAM, INC.                                      Ohio                  34-1479648
RICHARDS HEALTHCARE, INC.                                    Texas                 76-0339241
RIDGEVIEW MANOR, INC.                                      Michigan                38-1734212

EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN    (STATE OR OTHER  JURISDICTION  (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR       IDENTIFICATION NO.)
                                                         ORGANIZATION)
-----------------------------------------------          -------------          -------------------

ROANOKE ARDEN, LLC                                         Delaware                52-2104706
ROCKFORD ARDEN, LLC                                        Delaware                52-2098626
ROCKLEIGH ARDEN, LLC                                       Delaware                52-2098984
ROLAND PARK NURSING CENTER, INC.                           Maryland                52-1890169
RVA MANAGEMENT SERVICES, INC.                                Ohio                  34-1791517
SAN ANTONIO ARDEN, LLC                                     Delaware                52-2106496
SECOND LOUISVILLE ARDEN, LLC                               Delaware                52-2092161
SETAUKET ARDEN, LLC                                        Delaware                52-2107732
SILVER SPRING - WHEATON NURSING HOME, INC.                 Maryland                53-0245649
SILVER SPRING ARDEN, LLC                                   Delaware                52-2107728
SPRINGHILL MANOR, INC.                                     Michigan                38-1890497
STEWALL CORPORATION                                        Maryland                52-0798475
STRATFORD MANOR, INC.                                      Virginia                52-0902020
STUTEX CORP.                                                 Texas                 52-0884091
SUN VALLEY MANOR, INC.                                     Michigan                38-1798425
SUSQUEHANNA ARDEN LLC                                      Delaware                52-2124933
TAMPA ARDEN, LLC                                           Delaware                52-2113270
THE NIGHTINGALE NURSING HOME, INC.                       Pennsylvania              23-1719762
THERAPY ASSOCIATES, INC.                                   Virginia                54-1234646
THERASPORT PHYSICAL THERAPY, INC.                          Michigan                38-3324355
THREE RIVERS MANOR, INC.                                   Michigan                38-2479940
TOM'S RIVER ARDEN, LLC                                     Delaware                52-2098987
TOTALCARE CLINICAL LABORATORIES, INC.                      Delaware                52-1740933
TUSCAWILLA ARDEN, LLC                                      Delaware                52-2092162
TUSTIN ARDEN, LLC                                          Delaware                52-2108869
WALL ARDEN, LLC                                            Delaware                52-2098990
WARMINSTER ARDEN LLC                                       Delaware                52-2124931
WASHTENAW HILLS MANOR, INC.                                Michigan                38-2686882

EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN    (STATE OR OTHER  JURISDICTION  (I.R.S. EMPLOYER
                   ITS CHARTER)                         OF INCORPORATION OR       IDENTIFICATION NO.)
                                                         ORGANIZATION)
-----------------------------------------------          -------------          -------------------

WAYNE ARDEN, LLC                                           Delaware                52-2098991
WAYNE SPRINGHOUSE, LLC                                     Delaware                52-2099204
WEST DEPTFORD ARDEN, LLC                                   Delaware                52-2098993
WEST ORANGE ARDEN, LLC                                     Delaware                52-2099197
WEST ORANGE SPRINGHOUSE, LLC                               Delaware                52-2099205
WEST WINDSOR ARDEN, LLC                                    Delaware                52-2099198
WHITEHALL MANOR, INC.                                      Michigan                38-2189772
WILLIAMS VILLE ARDEN, LLC                                  Delaware                52-2107735

                                     GENERAL


1. General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency, Washington, D.C. The Federal Reserve Bank of Cleveland, Cleveland, Ohio Federal Deposit Insurance Corporation, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  National City Bank is authorized to exercise corporate trust powers.


2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

                  NONE

16.      List of exhibits

          (1)     A copy of the Articles of Association of the Trustee.

                  Incorporated herein by reference is Charter No. 786 Merger No. 1043 the Articles of Association of National City Bank, which Articles of Association were included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File No. 2-49786).

                  Incorporated herein by reference is an amendment to the Articles of Association of National City Bank, which amendment was included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in April 1996 (File No. 333-02761)

         (2) A copy of the certificate of authority of the Trustee to commence business:

                  (a) a copy of the certificate of NCB National Bank to commence business.

                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking Association, which true copy of said Certificate was included as Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786)

                  (b) a copy of the approval of the merger of The National City Bank of Cleveland into NCB National Bank under the charter of NCB National Bank and under the title "National City Bank."

                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB National Bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (3) A copy of the authorization of the Trustee to exercise corporate trust powers.

                  Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (4)      A copy of existing By-Laws of the Trustee.

                  Incorporated herein by reference is a true and correct copy of the National City Bank By-Laws as amended through January 1, 1993. This true copy of said By-Laws was included as Exhibit 4 to Form T-1 filing made by National City Bank with the Securities and Exchange Commission in March, 1995 (File 22-26594).

         (5)      Not applicable.

         (6)      Consent of the United States Institutional Trustee required by
                  Section 321(b) of the Act.

                  Attached hereto as Exhibit 6 is the Consent of the Trustee in accordance with Section 321 (b) of the Trust Indenture Act of 1939 as amended.

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 3rd day of April, 2001.


                                         NATIONAL CITY BANK

                                         By:/s/ Christine Robinette
                                            -----------------------
                                                Christine Robinette
                                                Vice President

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee, National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.


                                         NATIONAL CITY BANK

                                         By:  /s/ Christine Robinette
                                              -----------------------
                                                  Christine Robinette
                                                  Vice President